UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   July 7, 2005
                        ---------------------------------
                                  Date of Report
                        (Date of earliest event reported)


                            ECOLOGY AND ENVIRONMENT, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)



          New York                     1-9065                16-0971022
----------------------------  ------------------------  ---------------------
(State or other jurisdiction (Commission file number)     (I.R.S. Employer
    of incorporation or                                   Identification No.)
       organization)

368 Pleasant View Drive, Lancaster, New York                 14086-1397
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(Address of principal executive offices)                     (Zip Code)


                                (716) 684-8060
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                     (N/A)
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                 (Former name, former address and former fiscal
                     year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))


Item 4.01.  Changes in Registrant's Certifying Accountant.

(1)   Dismissal of Previous Independent Registered Public Accounting Firm.

      (i) On July 7, 2005 Ecology and Environment, Inc. (the "Company) dismissed PricewaterhouseCoopers LLP ("PWC") as its independent registered public accounting firm.

     (ii) PWC's reports on the Company's consolidated financial statements for the fiscal years ended July 31, 2004 and July 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    (iii) The decision to dismiss PWC was made and approved by the audit committee of the Company's board of directors.

     (iv) During the fiscal year ended July 31, 2003, the fiscal year ended July 31, 2004 and the subsequent interim period from August 1, 2004 through July 7, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in its report.

      (v) During the Company's two most recent fiscal years and the subsequent interim period from August 1, 2004 through July 7, 2005, there have been no "reportable events" (as that term is defined in Item 304(a) (1)(v) of Regulation S-K).


(2)   Engagement of New Independent Registered Public Accounting Firm.

      On July 7, 2005 the audit committee of the Company's board of directors engaged Schneider Downs & Co., Inc. (SD & Co.) as the independent registered pubic accounting firm to audit the Company's financial statements for the year ending July 31, 2005.

      During the fiscal year ended July 31, 2003, the fiscal year ended July 31, 2004 and the subsequent interim period from August 1, 2004 though July 7, 2005, the Company did not consult SD & Co. regarding any of the matters or events described in Item 304(a)(2) of Regulation S.K.

(3) The Company has provided PWC with a copy of the foregoing disclosures, and has requested PWC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements or, if not, to state the respects in which it does not agree.

                                  SIGNATURE
                                  ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ECOLOGY AND ENVIRONMENT, INC.

Dated:  July 7, 2005                 /s/ RONALD L. FRANK
                                     -------------------------------
                                     RONALD L. FRANK
                                     EXECUTIVE VICE PRESIDENT
                                     CHIEF FINANCIAL OFFICER
                                     (PRINCIPAL FINANCIAL ACCOUNTING OFFICER)